UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2006

M & F WORLDWIDE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13780	02-0423416
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street, New York, New York 10021
(Address of Principal Executive Offices) (Zip Code)

212-572-8600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 31, 2006, Clarke American Corp., an indirect wholly owned subsidiary of M & F Worldwide Corp. (the ‘‘Company’’), provided certain information to holders of its 11.75% senior notes due 2013 pursuant to the requirements of the Indenture, dated as of December 15, 2005 among Clarke American Corp., the Guarantors (as named therein) and The Bank of New York as trustee, governing such notes. The Company is making the disclosures regarding Clarke American Corp., which the Company has attached as Exhibit 99.1 to this Current Report on Form 8-K, to comply with Regulation FD.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Disclosures regarding Clarke American Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.
By: /s/ Barry F. Schwartz
Name: Barry F. Schwartz Title: Executive Vice President and General Counsel

Date: March 31, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Disclosures regarding Clarke American Corp.